8. TRADE AND OTHER ACCOUNTS RECEIVABLES, NET (Details 2) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Change in the Consolidated Provision for bad debt
Beginning balance	$ 1,359,176	$ 1,684,102	$ 1,867,873
Constitution of allowance	655,748	1,614,358	1,928,218
Write-offs	(529,252)	(1,909,734)	(2,097,052)
Exchange rate difference	(23,881)	(29,550)	(14,937)
Ending balance	$ 1,461,791	$ 1,359,176	$ 1,684,102